SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 19, 2013

Ford Credit Auto Owner Trust 2013-D

(Issuer of the notes)

Ford Credit Auto Receivables Two LLC

(Depositor)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-189385-01	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 801-C1 One American Road Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Owner Trust 2013-D (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated November 19, 2013 (the “Prospectus Supplement”), and the Base Prospectus, dated November 18, 2013 (the “Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”), which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC, as registrant (the “Registrant”), the Registrant entered into an Underwriting Agreement on November 19, 2013 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below.  The Underwriting Agreement is described more fully in the Prospectus.

This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 8.01                                           Other Events.

On the closing date for the issuance of the Notes set forth in the Prospectus (the “Closing Date”), the Registrant and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file finalized forms of certain agreements that are to be executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated November 19, 2013, among the Registrant, Ford Motor Credit Company LLC, BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SMBC Nikko Securities America, Inc.

Exhibit 4.1	Indenture, to be dated as of November 1, 2013, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Second Amended and Restated Trust Agreement, to be dated as of November 1, 2013, between the Registrant and U.S. Bank Trust National

Association, as Owner Trustee.

Exhibit 99.1	Sale and Servicing Agreement, to be dated as of November 1, 2013, among Ford Motor Credit Company LLC, as Servicer, the Registrant and the Trust.

Exhibit 99.2	Purchase Agreement, to be dated as of November 1, 2013, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 99.3	Administration Agreement, to be dated as of November 1, 2013, among Ford Motor Credit Company LLC, The Bank of New York Mellon and the Trust.

Exhibit 99.4	Account Control Agreement, to be dated as of November 1, 2013, between The Bank of New York Mellon and the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2013-D

By: FORD MOTOR CREDIT COMPANY LLC,
as Servicer

	By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated: November 21, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated November 19, 2013, among the Registrant, Ford Motor Credit Company LLC, BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SMBC Nikko Securities America, Inc.

Exhibit 4.1	Indenture, to be dated as of November 1, 2013, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Second Amended and Restated Trust Agreement, to be dated as of November 1, 2013, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 99.1	Sale and Servicing Agreement, to be dated as of November 1, 2013, among Ford Motor Credit Company LLC, as Servicer, the Registrant and the Trust.

Exhibit 99.2	Purchase Agreement, to be dated as of November 1, 2013, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 99.3	Administration Agreement, to be dated as of November 1, 2013, among Ford Motor Credit Company LLC, The Bank of New York Mellon and the Trust.

Exhibit 99.4	Account Control Agreement, to be dated as of November 1, 2013, between The Bank of New York Mellon and the Trust.